Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Fourth Quarter 2018

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of December 31, 2018
Dollars in thousands, except per share and unit	4Q 2018	YTD 2018	1Q 2019	Full-Year 2019

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$82,139	$203,106	--	--
Net income/(loss) attributable to common stockholders	$81,168	$199,238	--	--
Income/(loss) per weighted average common share, diluted	$0.30	$0.74	$0.09 to $0.11	$0.38 to $0.42

Per Share Metrics
FFO per common share and unit, diluted	$0.49	$1.93	$0.50 to $0.52	$2.05 to $2.09
FFO as Adjusted per common share and unit, diluted	$0.50	$1.96	$0.48 to $0.50	$2.03 to $2.07
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.46	$1.80	$0.46 to $0.48	$1.87 to $1.91
Dividend declared per share and unit	$0.3225	$1.2900	$0.3425	$1.37 (2)

Same-Store Operating Metrics
Revenue growth	3.7%	3.5%	--	3.00% - 4.00%
Expense growth	4.4%	3.6%	--	2.75% - 3.75%
NOI growth	3.4%	3.4%	--	3.25% - 4.25%
Physical Occupancy	96.8%	96.9%	--	96.8% - 97.0%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	38,307	123	82.1%
Stabilized, Non-Mature	523	2	1.0%
Acquired Communities	-	-	-
Redevelopment	-	-	-
Development, completed	1,101	2	3.3%
Non-Residential / Other	N/A	N/A	2.1%
Joint Venture (includes completed JV developments) (3)	8,112	32	11.2%
Developer Capital Program - West Coast Development JV	817	3	0.3%
Sub-total, completed homes	48,860	162	100%
Sold and Held for Disposition	-	-	-
Under Development	-	-	-
Joint Venture Development	-	-	-
Total expected homes (3)(4)	48,860	162	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	4Q 2018	4Q 2017
Consolidated Interest Coverage Ratio	4.7x	4.5x
Consolidated Fixed Charge Coverage Ratio	4.6x	4.4x
Consolidated Debt as a percentage of Total Assets	31.2%	33.2%
Consolidated Net Debt-to-EBITDAre	5.0x	5.8x

(1)	See Attachment 16 for definitions and other terms.
(2)	Annualized for 2019.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 1,909 homes that are part of the Developer Capital Program – Other as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2018	2017	2018	2017

REVENUES:
Rental income	$ 264,732	$ 250,116	$ 1,035,105	$ 984,309
Joint venture management and other fees	2,935	2,764	11,754	11,482
Total revenues	267,667	252,880	1,046,859	995,791

OPERATING EXPENSES:
Property operating and maintenance	42,949	42,086	169,078	164,660
Real estate taxes and insurance	34,371	30,354	133,912	121,146
Property management	7,280	6,878	28,465	27,068
Other operating expenses	3,952	3,050	12,100	9,060
Real estate depreciation and amortization	106,469	109,401	429,006	430,054
Acquisition costs	-	27	-	371
General and administrative	10,955	11,563	46,983	48,195
Casualty-related charges/(recoveries), net	(243)	586	2,121	4,335
Other depreciation and amortization	1,616	1,648	6,673	6,408
Total operating expenses	207,349	205,593	828,338	811,297

Gain/(loss) on sale of real estate owned	65,897	41,272	136,197	43,404
Operating income	126,215	88,559	354,718	227,898

Income/(loss) from unconsolidated entities (2)	36	19,666	(5,055)	31,257

Interest expense	(35,334)	(30,833)	(130,869)	(119,499)
(Cost)/benefit associated with debt extinguishment and other	(2,892)	(3,378)	(3,299)	(9,212)
Total interest expense	(38,226)	(34,211)	(134,168)	(128,711)
Interest income and other income/(expense), net	1,660	548	6,735	1,971

Income/(loss) before income taxes	89,685	74,562	222,230	132,415
Tax (provision)/benefit, net	(70)	1,065	(688)	240

Net Income/(loss)	89,615	75,627	221,542	132,655
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership (3)	(7,396)	(6,290)	(18,215)	(10,933)
Net (income)/loss attributable to noncontrolling interests	(80)	(57)	(221)	(164)

Net income/(loss) attributable to UDR, Inc.	82,139	69,280	203,106	121,558
Distributions to preferred stockholders - Series E (Convertible)	(971)	(924)	(3,868)	(3,708)

Net income/(loss) attributable to common stockholders	$ 81,168	$ 68,356	$ 199,238	$ 117,850

Income/(loss) per weighted average common share - basic:	$ 0.30	$ 0.26	$ 0.74	$ 0.44
Income/(loss) per weighted average common share - diluted:	$ 0.30	$ 0.25	$ 0.74	$ 0.44

Common distributions declared per share	$0.3225	$0.3100	$1.29	$1.24

Weighted average number of common shares outstanding - basic	270,107	267,270	268,179	267,024
Weighted average number of common shares outstanding - diluted	270,755	269,221	269,483	268,830

(1)	See Attachment 16 for definitions and other terms.
(2)	During the three and twelve months ended December 31, 2017, UDR recorded gains on sale or consolidation of approximately $20.9 million and $35.4 million, respectively.
(3)	Due to the quarterly calculation of noncontrolling interest, the sum of the quarterly amounts will not equal the annual totals.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share and unit amounts	2018	2017	2018	2017

Net income/(loss) attributable to common stockholders	$81,168	$68,356	$199,238	$117,850

Real estate depreciation and amortization	106,469	109,401	429,006	430,054
Noncontrolling interests	7,476	6,347	18,436	11,097
Real estate depreciation and amortization on unconsolidated joint ventures	16,040	14,128	61,871	57,102
Cumulative effect of change in accounting priniciple (2)	-	-	(2,100)	-
Net gain on the sale of unconsolidated depreciable property	-	(20,850)	-	(35,363)
Net gain on the sale of depreciable real estate owned	(65,897)	(41,272)	(136,197)	(41,824)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$145,256	$136,110	$570,254	$538,916

Distributions to preferred stockholders - Series E (Convertible) (3)	971	924	3,868	3,708

FFO attributable to common stockholders and unitholders, diluted	$146,227	$137,034	$574,122	$542,624

FFO per weighted average common share and unit, basic	$0.49	$0.47	$1.95	$1.85
FFO per weighted average common share and unit, diluted	$0.49	$0.46	$1.93	$1.83

Weighted average number of common shares and OP/DownREIT Units outstanding - basic	294,661	291,911	292,727	291,845
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	298,321	296,873	297,042	296,672

Impact of adjustments to FFO:
Cost/(benefit) associated with debt extinguishment and other	$2,892	$3,378	$3,299	$9,212
Cost/(benefit) associated with debt extinguishment and other on unconsolidated joint ventures	102	-	177	-
Acquisition-related costs/(fees)	-	27	-	371
Net gain on the sale of non-depreciable real estate owned (4)	-	-	-	(1,580)
Legal and other costs	434	-	1,622	-
Severance costs and other restructuring expense	114	624	114	624
Casualty-related charges/(recoveries), net	(191)	647	2,364	4,504
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	-	-	(881)
	$3,351	$4,676	$7,576	$12,250

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$149,578	$141,710	$581,698	$554,874

FFO as Adjusted per weighted average common share and unit, diluted	$0.50	$0.48	$1.96	$1.87

Recurring capital expenditures	(12,516)	(15,912)	(46,915)	(46,034)
AFFO attributable to common stockholders and unitholders, diluted	$137,062	$125,798	$534,783	$508,840

AFFO per weighted average common share and unit, diluted	$0.46	$0.42	$1.80	$1.72

(1)	See Attachment 16 for definitions and other terms.
(2)

During 1Q18, UDR adopted ASU No. 2016 01, Financial Instruments – Overall (Subtopic 825-10), Recognition and Measurement of Financial Assets and Financial Liabilities.  The updated standard requires certain equity securities to be measured at fair value on the balance sheet, with changes in fair value recognized in net income.  The adoption of the standard resulted in UDR recording a gain of $2.1 million in Interest income and other income/(expense), net on the Consolidated Statements of Operations.  As such, the cumulative effect of the change in accounting principle is backed out for FFO.

(3)

Series E preferred shares are dilutive for purposes of calculating FFO per share.  Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(4)	The GAAP gain for the year ended December 31, 2017 is $43.4 million, of which $1.6 million is FFO gain related to the sale of land parcels. The FFO gain is backed out for FFO as Adjusted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	December 31,	December 31,
In thousands, except share and per share amounts	2018	2017

ASSETS
Real estate owned:
Real estate held for investment	$ 10,196,159	$ 9,584,716
Less: accumulated depreciation	(3,654,160)	(3,326,312)
Real estate held for investment, net	6,541,999	6,258,404
Real estate under development
(net of accumulated depreciation of $0 and $3,854)	-	588,636
Total real estate owned, net of accumulated depreciation	6,541,999	6,847,040

Cash and cash equivalents	185,216	2,038
Restricted cash	23,675	19,792
Notes receivable, net	42,259	19,469
Investment in and advances to unconsolidated joint ventures, net	780,869	720,830
Other assets	137,710	124,104
Total assets	$ 7,711,728	$ 7,733,273

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$ 601,227	$ 803,269
Unsecured debt	2,946,560	2,868,394
Real estate taxes payable	20,608	18,349
Accrued interest payable	38,747	33,432
Security deposits and prepaid rent	35,060	31,916
Distributions payable	97,666	91,455
Accounts payable, accrued expenses, and other liabilities	76,343	102,956
Total liabilities	3,816,211	3,949,771
Redeemable noncontrolling interests in the OP and DownREIT Partnership	972,740	948,138
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,780,994 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,780,994 shares at December 31, 2017)	46,200	46,200
15,802,393 shares of Series F outstanding (15,852,721 shares
at December 31, 2017)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
275,545,900 shares issued and outstanding (267,822,069 shares at December 31, 2017)	2,755	2,678
Additional paid-in capital	4,920,732	4,651,205
Distributions in excess of net income	(2,063,996)	(1,871,603)
Accumulated other comprehensive income/(loss), net	(67)	(2,681)
Total stockholders' equity	2,905,625	2,825,800
Noncontrolling interests	17,152	9,564
Total equity	2,922,777	2,835,364
Total liabilities and equity	$ 7,711,728	$ 7,733,273

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	December 31,	December 31,
Common Stock and Equivalents	2018	2017

Common shares	275,239,072	267,309,552
Restricted shares	306,828	512,517
Total common stock	275,545,900	267,822,069
Stock options, LTIP Units and restricted stock equivalents	385,088	1,589,662
Operating and DownREIT Partnership units	22,800,064	22,862,502
Preferred OP units	1,751,671	1,751,671
Convertible preferred Series E stock (2)	3,010,843	3,010,843
Total common stock and equivalents	303,493,566	297,036,747

Weighted Average Number of Shares Outstanding	4Q 2018	4Q 2017

Weighted average number of common shares and OP/DownREIT units outstanding - basic	294,661,459	291,910,716
Weighted average number of OP/DownREIT units outstanding	(24,554,659)	(24,641,143)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	270,106,800	267,269,573

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	298,321,008	296,873,016
Weighted average number of OP/DownREIT units outstanding	(24,554,659)	(24,641,143)
Weighted average number of Series E preferred shares outstanding (3)	(3,010,843)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	270,755,506	269,221,030

	Year-to-Date 2018	Year-to-Date 2017

Weighted average number of common shares and OP/DownREIT units outstanding - basic	292,726,882	291,845,210
Weighted average number of OP/DownREIT units outstanding	(24,548,337)	(24,821,575)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	268,178,545	267,023,635

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	297,042,413	296,672,361
Weighted average number of OP/DownREIT units outstanding	(24,548,337)	(24,821,575)
Weighted average number of Series E preferred shares outstanding (3)	(3,010,843)	(3,020,565)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	269,483,233	268,830,221

(1)	See Attachment 16 for definitions and other terms.
(2)

At December 31, 2018 and December 31, 2017 there were 2,780,994 shares of the Series E outstanding, which is equivalent to 3,010,843 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

(3)	Series E preferred shares are anti-dilutive for purposes of calculating Income/(loss) per weighted average common share for the three and twelve months ended December 31, 2018 and December 31, 2017.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$ 503,017		14.1%	3.85%	5.1
	Floating		94,700		2.7%	2.33%	4.2
	Combined		597,717		16.8%	3.61%	5.0

Unsecured	Fixed		2,830,644	(3) (4)	79.4%	3.69%	6.2
	Floating		136,131		3.8%	2.99%	1.2
	Combined		2,966,775		83.2%	3.65%	6.0

Total Debt	Fixed		3,333,661		93.5%	3.71%	6.0
	Floating		230,831		6.5%	2.72%	2.5
	Combined		$ 3,564,492		100.0%	3.65%	5.8
	Total Non-Cash Adjustments (5)		(16,705)
	Total per Balance Sheet		$ 3,547,787			3.72%

Debt Maturities, In thousands (6)
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (7)	Debt (7)	Paper (2) (8) (9)		Balance	% of Total	Interest Rate

2019	$ 71,522	$-	$ 101,115		$ 172,637	4.8%	2.69%
2020	198,076	300,000	-		498,076	14.0%	3.87%
2021	1,117	-	16		1,133	0.0%	3.47%
2022	1,157	400,000	-		401,157	11.2%	4.62%
2023	41,245	350,000	-		391,245	11.0%	2.21%
2024	-	315,644	-		315,644	8.9%	3.93%
2025	127,600	300,000	-		427,600	12.0%	4.26%
2026	50,000	300,000	-		350,000	9.8%	2.99%
2027	-	300,000	-		300,000	8.4%	3.50%
2028	80,000	300,000	-		380,000	10.7%	3.62%
Thereafter	27,000	300,000	-		327,000	9.2%	4.12%
	597,717	2,865,644	101,131		3,564,492	100.0%	3.65%
Total Non-Cash Adjustments (5)	3,510	(20,215)	-		(16,705)
Total per Balance Sheet	$ 601,227	$2,845,429	$ 101,131		$ 3,547,787		3.72%

(1)	See Attachment 16 for definitions and other terms.
(2)

The 2019 maturity reflects the $101.1 million of principal outstanding on the Company’s unsecured commercial paper program as of December 31, 2018.  Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million.  If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.9 years without extensions and 6.0 years with extensions.

(3)

During the quarter ended December 31, 2018, UDR issued $300 million of 10-year unsecured debt at a 4.40% fixed rate.  The Company had previously entered into a hedging instrument that lowered the effective interest rate on the unsecured issuance to 4.27%.  A portion of the proceeds was used to prepay $195.8 million of the Company's secured debt originally scheduled to mature in October and December of 2019.

(4)	Includes $315.0 million of floating rate debt that has been fixed until January 2020 using interest rate swaps at a weighted average all-in rate of 1.93%.
(5)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(6)	As of December 31, 2018, UDR's debt maturities with and without extensions are the same.
(7)	Includes principal amortization, as applicable.
(8)

There are no borrowings outstanding on our $1.1 billion line of credit at December 31, 2018.  The facility has a maturity date of January 2023, plus two six-month extension options and carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

(9)

There is $15.8 thousand outstanding on our $75.0 million working capital credit facility at December 31, 2018.  The facility has a maturity date of January 2021.  The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					December 31, 2018
Net income/(loss)					$ 89,615
Adjustments:
Interest expense, including costs associated with debt extinguishment					38,226
Real estate depreciation and amortization					106,469
Other depreciation and amortization					1,616
Income tax provision/(benefit), net					70
Net gain on the sale of depreciable real estate owned					(65,897)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					26,726
EBITDAre					$ 196,825

Casualty-related charges/(recoveries), net					(191)
Legal and other costs					434
Severance costs and other restructuring expense					114
(Income)/loss from unconsolidated entities					(36)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(26,726)
Management fee expense on unconsolidated joint ventures					(1,235)
Consolidated EBITDAre - adjusted for non-recurring items					$ 169,185

Annualized consolidated EBITDAre - adjusted for non-recurring items					$ 676,740

Interest expense, including costs associated with debt extinguishment					38,226
Capitalized interest expense					734
Total interest					$ 38,960
Costs associated with debt extinguishment					(2,892)
Total interest - adjusted for non-recurring items					$ 36,068

Preferred dividends					$ 971

Total debt					$ 3,547,787
Cash					(185,216)
Net debt					$ 3,362,571

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					4.7x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.6x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.0x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.4% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	3.8x	Yes
Maximum Secured Debt Ratio			≤40.0%	11.6%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	392.6%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	31.3% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.4x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	5.3%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	314.3%	Yes

Securities Ratings		Debt	Preferred	Outlook	Commercial Paper

Moody's Investors Service		Baa1	Baa2	Stable	P-2
Standard & Poor's		BBB+	BBB-	Stable	A-2

				Gross	% of
	Number of	4Q 2018 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	34,999	$ 165,949	88.5%	$ 8,895,126	87.2%
Encumbered assets	4,932	21,463	11.5%	1,301,033	12.8%
	39,931	$ 187,412	100.0%	$ 10,196,159	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated September 27, 2018.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Revenues
Same-Store Communities	38,307	$240,868	$ 240,646	$ 237,678	$ 234,533	$ 232,278
Stabilized, Non-Mature Communities	523	3,504	3,683	3,748	3,745	3,587
Acquired Communities	-	-	-	-	-	-
Redevelopment Communities	-	-	-	-	-	-
Development Communities	1,101	10,032	6,300	3,225	2,074	1,381
Non-Residential / Other (2)	-	7,288	8,809	8,079	5,495	6,475
Total	39,931	$261,692	$ 259,438	$ 252,730	$ 245,847	$ 243,721

Expenses
Same-Store Communities		$68,317	$ 69,927	$ 66,657	$ 66,993	$ 65,417
Stabilized, Non-Mature Communities		1,477	1,424	1,372	1,417	1,379
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		3,186	3,251	2,362	1,611	1,235
Non-Residential / Other (2)		2,945	2,436	1,585	2,175	2,343
Total		$75,925	$ 77,038	$ 71,976	$ 72,196	$ 70,374

Net Operating Income
Same-Store Communities		$172,551	$ 170,719	$ 171,021	$ 167,540	$ 166,861
Stabilized, Non-Mature Communities		2,027	2,259	2,376	2,328	2,208
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		6,846	3,049	863	463	146
Non-Residential / Other (2)		4,343	6,373	6,494	3,320	4,132
Total		$185,767	$ 182,400	$ 180,754	$ 173,651	$ 173,347

Operating Margin
Same-Store Communities		71.6%	70.9%	72.0%	71.4%	71.8%

Weighted Average Physical Occupancy
Same-Store Communities		96.8%	96.9%	97.0%	96.9%	96.7%
Stabilized, Non-Mature Communities		93.1%	92.5%	93.7%	94.7%	92.8%
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		82.7%	74.2%	60.1%	54.6%	53.4%
Other (3)		-	95.7%	97.3%	96.6%	96.1%
Total		96.4%	96.0%	96.4%	96.5%	96.3%

Sold and Held for Disposition Communities
Revenues	-	$3,040	$ 3,818	$ 3,904	$ 4,636	$ 6,395
Expenses		1,395	1,404	1,383	1,673	2,066
Net Operating Income/(Loss)		$1,645	$ 2,414	$ 2,521	$ 2,963	$ 4,329

Total	39,931	$187,412	$ 184,814	$ 183,275	$ 176,614	$ 177,676

(1)	See Attachment 16 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 4Q 2018
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2018	4Q 2017	% Change

Personnel	22.0%	$ 15,021	$ 15,714	-4.4%
Utilities	13.4%	9,164	9,769	-6.2%
Repair and maintenance	12.8%	8,736	8,298	5.3%
Administrative and marketing	6.9%	4,732	4,327	9.4%
Controllable expenses	55.1%	37,653	38,108	-1.2%

Real estate taxes (2)	40.8%	$ 27,841	$ 24,953	11.6%
Insurance	4.1%	2,823	2,356	19.8%
Same-Store operating expenses (2)	100.0%	$ 68,317	$ 65,417	4.4%

Same-Store Homes	38,307

	% of 4Q 2018
	SS Operating
Sequential Comparison	Expenses	4Q 2018	3Q 2018	% Change

Personnel	22.0%	$ 15,021	$ 15,773	-4.8%
Utilities	13.4%	9,164	9,796	-6.4%
Repair and maintenance	12.8%	8,736	8,958	-2.5%
Administrative and marketing	6.9%	4,732	4,789	-1.2%
Controllable expenses	55.1%	37,653	39,316	-4.2%

Real estate taxes (2)	40.8%	$ 27,841	$ 28,063	-0.8%
Insurance	4.1%	2,823	2,548	10.8%
Same-Store operating expenses (2)	100.0%	$ 68,317	$ 69,927	-2.3%

Same-Store Homes	38,307

	% of YTD 2018
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2018	YTD 2017	% Change

Personnel	22.5%	$ 60,231	$ 62,210	-3.2%
Utilities	13.9%	37,159	37,275	-0.3%
Repair and maintenance	12.5%	33,285	31,894	4.4%
Administrative and marketing	6.6%	17,749	17,608	0.8%
Controllable expenses	55.5%	148,424	148,987	-0.4%

Real estate taxes (2)	40.7%	$ 108,749	$ 99,640	9.1%
Insurance	3.8%	10,159	9,292	9.3%
Same-Store operating expenses (2)	100.0%	$ 267,332	$ 257,919	3.6%

Same-Store Homes	37,673

(1)	See Attachment 16 for definitions and other terms.
(2)

The year-over-year, sequential and year-to-date comparisons presented above include $298 thousand, $0 and $1.3 million, respectively, of higher New York real estate taxes due to 421 exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

December 31, 2018

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	4,434	-	516	4,950	381	5,331
San Francisco, CA	2,751	-	-	2,751	602	3,353
Seattle, WA	2,837	-	-	2,837	224	3,061
Los Angeles, CA	1,225	-	-	1,225	784	2,009
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
Other Southern CA	654	-	-	654	571	1,225
Portland, OR	476	-	-	476	-	476
	13,942	-	516	14,458	2,562	17,020

Mid-Atlantic Region
Metropolitan DC	7,798	-	-	7,798	874	8,672
Richmond, VA	1,358	-	-	1,358	-	1,358
Baltimore, MD	720	-	-	720	379	1,099
	9,876	-	-	9,876	1,253	11,129

Northeast Region
New York, NY	1,945	-	-	1,945	710	2,655
Boston, MA	1,548	-	585	2,133	1,302	3,435
Philadelphia, PA	-	-	-	-	290	290
	3,493	-	585	4,078	2,302	6,380

Southeast Region
Orlando, FL	2,500	-	-	2,500	-	2,500
Tampa, FL	2,287	-	-	2,287	-	2,287
Nashville, TN	2,260	-	-	2,260	-	2,260
Other Florida	636	-	-	636	-	636
	7,683	-	-	7,683	-	7,683

Southwest Region
Dallas, TX	2,040	305	-	2,345	1,513	3,858
Austin, TX	1,273	-	-	1,273	259	1,532
Denver, CO	-	218	-	218	223	441
	3,313	523	-	3,836	1,995	5,831

Totals	38,307	523	1,101	39,931	8,112	48,043

Communities (5)	123	2	2	127	32	159

Total Homes (incl. joint ventures) (4)			48,043
Current Developer Capital Program - West Coast Development JV (6)			817
Current Pipeline Wholly-Owned (7)			-
Current Pipeline Joint Venture (7)			-

Total expected homes			48,860

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5.  Excludes development homes not yet completed and Sold and Held for Disposition Communities.

(4)	Represents joint venture operating homes at 100 percent. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	Represents communities wherby 100 percent of all development homes have been completed.
(6)

Represents Developer Capital Program – West Coast Development JV homes at 100 percent.  Excludes 1,909 homes that are part of the Developer Capital Program - Other.  See Attachment 12(B) for UDR's Developer Capital Program and ownership interests.

(7)	See Attachments 9 and 12(A) for UDR’s developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

December 31, 2018

(Unaudited) (1)

Non-Mature Home Breakout - By Date (quarter indicates date of QTD Same-Store inclusion)

Community	Category		# of Homes	Location	Same-Store Date

Thirty377	Stabilized, Non-Mature		305	Dallas, TX	1Q19

Steele Creek	Stabilized, Non-Mature		218	Denver, CO	2Q19

The Residences at Pacific City	Development		516	Huntington Beach, CA	3Q20

345 Harrison Street	Development		585	Boston, MA	3Q20

Total			1,624

Summary of Non-Mature Home Activity
		Stabilized,
	Market	Non-Mature	Acquired	Redevelopment	Development	Total
Non-Mature Homes at September 30, 2018		523	-	-	986	1,509
345 Harrison Street	Boston, MA	-	-	-	115	115
Non-Mature Homes at December 31, 2018		523	-	-	1,101	1,624

(1)	See Attachment 16 for definitions and other terms.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

December 31, 2018

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (4) (5)	(incl. JV at share) (5)

West Region
Orange County, CA	$ 2,319	$-	$ 4,072	$ 2,475	$ 2,594	$ 2,479
San Francisco, CA	3,588	-	-	3,588	5,127	3,740
Seattle, WA	2,433	-	-	2,433	4,243	2,500
Los Angeles, CA	2,845	-	-	2,845	3,664	3,031
Monterey Peninsula, CA	1,832	-	-	1,832	-	1,832
Other Southern CA	1,925	-	-	1,925	3,120	2,286
Portland, OR	1,588	-	-	1,588	-	1,588

Mid-Atlantic Region
Metropolitan DC	2,052	-	-	2,052	2,864	2,083
Richmond, VA	1,354	-	-	1,354	-	1,354
Baltimore, MD	1,674	-	-	1,674	1,724	1,685

Northeast Region
New York, NY	4,352	-	-	4,352	4,736	4,410
Boston, MA	3,137	-	3,694	3,264	2,534	3,087
Philadelphia, PA	-	-	-	-	3,342	3,342

Southeast Region
Orlando, FL	1,369	-	-	1,369	-	1,369
Tampa, FL	1,419	-	-	1,419	-	1,419
Nashville, TN	1,300	-	-	1,300	-	1,300
Other Florida	1,614	-	-	1,614	-	1,614

Southwest Region
Dallas, TX	1,262	2,001	-	1,356	1,613	1,418
Austin, TX	1,474	-	-	1,474	4,357	1,741
Denver, CO	-	2,967	-	2,967	3,108	3,015

Weighted Average	$ 2,165	$2,399	$ 3,877	$ 2,206	$ 3,058	$ 2,282

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.

(4)	Development revenue per occupied home can be affected by the timing and mix of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5)	Represents joint ventures at UDR's ownership interests. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

December 31, 2018

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended December 31, 2018

			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total

Net Operating Income	$ 172,551	$ 13,216	$ 23,520	$ 209,287

% of Net Operating Income	82.5%	6.3%	11.2%	100.0%

Three Months Ended December 31, 2018

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Northeast Region
Orange County, CA	13.3%	13.3%	New York, NY	9.5%	10.1%
San Francisco, CA	12.4%	11.8%	Boston, MA	6.1%	8.3%
Seattle, WA	8.4%	8.0%	Philadelphia, PA	0.0%	0.6%
Los Angeles, CA	4.4%	4.9%		15.6%	19.0%
Monterey Peninsula, CA	3.7%	3.1%	Southeast Region
Other Southern CA	1.6%	2.2%	Orlando, FL	4.1%	3.4%
Portland, OR	0.9%	0.8%	Tampa, FL	3.6%	2.9%
	44.7%	44.1%	Nashville, TN	3.6%	2.9%
			Other Florida	1.1%	0.9%
Mid-Atlantic Region				12.4%	10.1%
Metropolitan DC	19.0%	16.8%	Southwest Region
Richmond, VA	2.3%	1.9%	Dallas, TX	2.7%	3.6%
Baltimore, MD	1.4%	1.5%	Austin, TX	1.9%	2.0%
	22.7%	20.2%	Denver, CO	0.0%	1.0%
				4.6%	6.6%

			Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A) but excludes UDR’s share of Developer Capital Program NOI on Attachment 12(B).

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2018

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2018 NOI	4Q 18	4Q 17	Change	4Q 18	4Q 17	Change

West Region
Orange County, CA	4,434	13.3%	96.3%	95.7%	0.6%	$ 2,319	$ 2,245	3.3%
San Francisco, CA	2,751	12.4%	96.4%	96.4%	0.0%	3,588	3,484	3.0%
Seattle, WA	2,837	8.4%	96.5%	96.6%	-0.1%	2,433	2,341	3.9%
Los Angeles, CA	1,225	4.4%	97.0%	95.9%	1.1%	2,845	2,739	3.9%
Monterey Peninsula, CA	1,565	3.7%	95.7%	96.4%	-0.7%	1,832	1,700	7.8%
Other Southern CA	654	1.6%	96.6%	95.9%	0.7%	1,925	1,855	3.8%
Portland, OR	476	0.9%	97.0%	97.1%	-0.1%	1,588	1,572	1.0%
	13,942	44.7%	96.4%	96.2%	0.2%	2,541	2,450	3.7%

Mid-Atlantic Region
Metropolitan DC	7,798	19.0%	97.4%	97.4%	0.0%	2,052	1,978	3.7%
Richmond, VA	1,358	2.3%	97.6%	97.5%	0.1%	1,354	1,302	4.0%
Baltimore, MD	720	1.4%	96.6%	96.5%	0.1%	1,674	1,692	-1.1%
	9,876	22.7%	97.3%	97.3%	0.0%	1,930	1,864	3.6%

Northeast Region
New York, NY	1,945	9.5%	98.4%	97.7%	0.7%	4,352	4,325	0.6%
Boston, MA	1,548	6.1%	96.5%	96.3%	0.2%	3,137	2,967	5.7%
	3,493	15.6%	97.6%	97.1%	0.5%	3,819	3,728	2.5%

Southeast Region
Orlando, FL	2,500	4.1%	96.3%	97.0%	-0.7%	1,369	1,286	6.5%
Tampa, FL	2,287	3.6%	96.7%	97.0%	-0.3%	1,419	1,347	5.3%
Nashville, TN	2,260	3.6%	96.4%	96.2%	0.2%	1,300	1,264	2.8%
Other Florida	636	1.1%	96.3%	95.8%	0.5%	1,614	1,530	5.5%
	7,683	12.4%	96.5%	96.7%	-0.2%	1,382	1,318	4.9%

Southwest Region
Dallas, TX	2,040	2.7%	96.7%	96.5%	0.2%	1,262	1,241	1.7%
Austin, TX	1,273	1.9%	97.5%	96.0%	1.5%	1,474	1,458	1.1%
	3,313	4.6%	97.0%	96.3%	0.7%	1,344	1,324	1.5%

Total/Weighted Avg.	38,307	100.0%	96.8%	96.7%	0.1%	$ 2,165	$ 2,091	3.5%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 18	4Q 17	Change	4Q 18	4Q 17	Change	4Q 18	4Q 17	Change

West Region
Orange County, CA	4,434	$ 29,712	$ 28,573	4.0%	$ 6,785	$ 6,542	3.7%	$ 22,927	$ 22,031	4.1%
San Francisco, CA	2,751	28,549	27,719	3.0%	7,186	7,029	2.2%	21,363	20,690	3.3%
Seattle, WA	2,837	19,981	19,249	3.8%	5,411	5,355	1.1%	14,570	13,894	4.9%
Los Angeles, CA	1,225	10,140	9,652	5.1%	2,615	1,739	50.4%	7,525	7,913	-4.9%
Monterey Peninsula, CA	1,565	8,233	7,694	7.0%	1,800	1,883	-4.4%	6,433	5,811	10.7%
Other Southern CA	654	3,648	3,491	4.5%	915	899	1.8%	2,733	2,592	5.4%
Portland, OR	476	2,199	2,180	0.8%	574	554	3.6%	1,625	1,626	-0.1%
	13,942	102,462	98,558	4.0%	25,286	24,001	5.4%	77,176	74,557	3.5%

Mid-Atlantic Region
Metropolitan DC	7,798	46,761	45,060	3.8%	14,015	13,661	2.6%	32,746	31,399	4.3%
Richmond, VA	1,358	5,385	5,173	4.1%	1,350	1,237	9.2%	4,035	3,936	2.5%
Baltimore, MD	720	3,493	3,526	-0.9%	1,069	966	10.6%	2,424	2,560	-5.3%
	9,876	55,639	53,759	3.5%	16,434	15,864	3.6%	39,205	37,895	3.5%

Northeast Region
New York, NY	1,945	24,987	24,654	1.4%	8,674	8,212	5.6%	16,313	16,442	-0.8%
Boston, MA	1,548	14,058	13,268	6.0%	3,496	3,388	3.2%	10,562	9,880	6.9%
	3,493	39,045	37,922	3.0%	12,170	11,600	4.9%	26,875	26,322	2.1%

Southeast Region
Orlando, FL	2,500	9,885	9,357	5.6%	2,860	2,789	2.6%	7,025	6,568	7.0%
Tampa, FL	2,287	9,417	8,967	5.0%	3,140	3,019	4.0%	6,277	5,948	5.5%
Nashville, TN	2,260	8,494	8,245	3.0%	2,338	2,274	2.8%	6,156	5,971	3.1%
Other Florida	636	2,966	2,796	6.1%	1,010	988	2.3%	1,956	1,808	8.2%
	7,683	30,762	29,365	4.8%	9,348	9,070	3.1%	21,414	20,295	5.5%

Southwest Region
Dallas, TX	2,040	7,470	7,327	2.0%	2,825	2,654	6.4%	4,645	4,673	-0.6%
Austin, TX	1,273	5,490	5,347	2.7%	2,254	2,228	1.1%	3,236	3,119	3.8%
	3,313	12,960	12,674	2.3%	5,079	4,882	4.0%	7,881	7,792	1.1%

Total	38,307	$ 240,868	$ 232,278	3.7%	$ 68,317	$ 65,417	4.4%	$ 172,551	$ 166,861	3.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2018

(Unaudited) (1)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 18	3Q 18	Change	4Q 18	3Q 18	Change

West Region
Orange County, CA	4,434	96.3%	96.3%	0.0%	$ 2,319	$ 2,325	-0.3%
San Francisco, CA	2,751	96.4%	96.7%	-0.3%	3,588	3,604	-0.4%
Seattle, WA	2,837	96.5%	96.3%	0.2%	2,433	2,456	-0.9%
Los Angeles, CA	1,225	97.0%	96.1%	0.9%	2,845	2,830	0.5%
Monterey Peninsula, CA	1,565	95.7%	97.2%	-1.5%	1,832	1,786	2.6%
Other Southern CA	654	96.6%	96.5%	0.1%	1,925	1,913	0.6%
Portland, OR	476	97.0%	96.2%	0.8%	1,588	1,588	0.0%
	13,942	96.4%	96.5%	-0.1%	2,541	2,543	-0.1%

Mid-Atlantic Region
Metropolitan DC	7,798	97.4%	97.3%	0.1%	2,052	2,043	0.4%
Richmond, VA	1,358	97.6%	97.9%	-0.3%	1,354	1,340	1.0%
Baltimore, MD	720	96.6%	95.3%	1.3%	1,674	1,689	-0.9%
	9,876	97.3%	97.2%	0.1%	1,930	1,920	0.5%

Northeast Region
New York, NY	1,945	98.4%	98.0%	0.4%	4,352	4,354	0.0%
Boston, MA	1,548	96.5%	96.4%	0.1%	3,137	3,110	0.9%
	3,493	97.6%	97.3%	0.3%	3,819	3,808	0.3%

Southeast Region
Orlando, FL	2,500	96.3%	97.2%	-0.9%	1,369	1,354	1.1%
Tampa, FL	2,287	96.7%	97.2%	-0.5%	1,419	1,401	1.3%
Nashville, TN	2,260	96.4%	96.4%	0.0%	1,300	1,347	-3.5%
Other Florida	636	96.3%	96.7%	-0.4%	1,614	1,609	0.3%
	7,683	96.5%	96.9%	-0.4%	1,382	1,387	-0.4%

Southwest Region
Dallas, TX	2,040	96.7%	96.8%	-0.1%	1,262	1,251	0.9%
Austin, TX	1,273	97.5%	97.7%	-0.2%	1,474	1,471	0.2%
	3,313	97.0%	97.2%	-0.2%	1,344	1,335	0.7%

Total/Weighted Avg.	38,307	96.8%	96.9%	-0.1%	$ 2,165	$ 2,161	0.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 18	3Q 18	Change	4Q 18	3Q 18	Change	4Q 18	3Q 18	Change

West Region
Orange County, CA	4,434	$ 29,712	$ 29,781	-0.2%	$ 6,785	$ 6,774	0.2%	$ 22,927	$ 23,007	-0.3%
San Francisco, CA	2,751	28,549	28,761	-0.7%	7,186	6,905	4.1%	21,363	21,856	-2.3%
Seattle, WA	2,837	19,981	20,126	-0.7%	5,411	5,742	-5.8%	14,570	14,384	1.3%
Los Angeles, CA	1,225	10,140	9,996	1.4%	2,615	2,501	4.6%	7,525	7,495	0.4%
Monterey Peninsula, CA	1,565	8,233	8,149	1.0%	1,800	1,891	-4.9%	6,433	6,258	2.8%
Other Southern CA	654	3,648	3,621	0.7%	915	941	-2.7%	2,733	2,680	2.0%
Portland, OR	476	2,199	2,181	0.8%	574	540	6.4%	1,625	1,641	-1.0%
	13,942	102,462	102,615	-0.1%	25,286	25,294	0.0%	77,176	77,321	-0.2%

Mid-Atlantic Region
Metropolitan DC	7,798	46,761	46,500	0.6%	14,015	14,551	-3.7%	32,746	31,949	2.5%
Richmond, VA	1,358	5,385	5,346	0.7%	1,350	1,346	0.3%	4,035	4,000	0.9%
Baltimore, MD	720	3,493	3,477	0.4%	1,069	1,206	-11.4%	2,424	2,271	6.7%
	9,876	55,639	55,323	0.6%	16,434	17,103	-3.9%	39,205	38,220	2.6%

Northeast Region
New York, NY	1,945	24,987	24,900	0.3%	8,674	9,364	-7.4%	16,313	15,536	5.0%
Boston, MA	1,548	14,058	13,922	1.0%	3,496	3,517	-0.6%	10,562	10,405	1.5%
	3,493	39,045	38,822	0.6%	12,170	12,881	-5.5%	26,875	25,941	3.6%

Southeast Region
Orlando, FL	2,500	9,885	9,868	0.2%	2,860	2,919	-2.0%	7,025	6,949	1.1%
Tampa, FL	2,287	9,417	9,343	0.8%	3,140	3,107	1.1%	6,277	6,236	0.7%
Nashville, TN	2,260	8,494	8,804	-3.5%	2,338	2,414	-3.1%	6,156	6,390	-3.7%
Other Florida	636	2,966	2,969	-0.1%	1,010	947	6.7%	1,956	2,022	-3.3%
	7,683	30,762	30,984	-0.7%	9,348	9,387	-0.4%	21,414	21,597	-0.8%

Southwest Region
Dallas, TX	2,040	7,470	7,413	0.8%	2,825	2,912	-3.0%	4,645	4,501	3.2%
Austin, TX	1,273	5,490	5,489	0.0%	2,254	2,350	-4.1%	3,236	3,139	3.1%
	3,313	12,960	12,902	0.4%	5,079	5,262	-3.5%	7,881	7,640	3.2%

Total	38,307	$ 240,868	$ 240,646	0.1%	$ 68,317	$ 69,927	-2.3%	$ 172,551	$ 170,719	1.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2018

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2018 NOI	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change

West Region
Orange County, CA	4,434	13.6%	96.2%	95.5%	0.7%	$ 2,302	$ 2,232	3.1%
San Francisco, CA	2,751	12.8%	96.7%	96.5%	0.2%	3,560	3,459	2.9%
Seattle, WA	2,593	7.7%	96.6%	96.5%	0.1%	2,423	2,308	5.0%
Los Angeles, CA	1,225	4.4%	96.2%	95.7%	0.5%	2,812	2,709	3.8%
Monterey Peninsula, CA	1,565	3.7%	96.8%	96.8%	0.0%	1,770	1,641	7.9%
Other Southern CA	654	1.6%	96.5%	96.0%	0.5%	1,896	1,804	5.1%
Portland, OR	476	1.0%	96.6%	97.2%	-0.6%	1,576	1,542	2.2%
	13,698	44.8%	96.5%	96.1%	0.4%	2,518	2,424	3.9%

Mid-Atlantic Region
Metropolitan DC	7,798	19.1%	97.4%	97.0%	0.4%	2,031	1,978	2.7%
Richmond, VA	1,358	2.4%	97.9%	97.6%	0.3%	1,335	1,290	3.5%
Baltimore, MD	720	1.4%	96.2%	96.6%	-0.4%	1,689	1,691	-0.1%
	9,876	22.9%	97.4%	97.1%	0.3%	1,910	1,862	2.6%

Northeast Region
New York, NY	1,945	9.6%	97.9%	97.7%	0.2%	4,335	4,333	0.0%
Boston, MA	1,548	6.1%	96.6%	96.3%	0.3%	3,063	2,958	3.5%
	3,493	15.7%	97.3%	97.1%	0.2%	3,775	3,729	1.3%

Southeast Region
Orlando, FL	2,500	4.1%	96.8%	96.9%	-0.1%	1,344	1,260	6.7%
Tampa, FL	2,287	3.7%	97.2%	97.0%	0.2%	1,402	1,344	4.3%
Nashville, TN	2,260	3.7%	96.5%	96.7%	-0.2%	1,301	1,255	3.7%
Other Florida	636	1.2%	96.5%	96.3%	0.2%	1,595	1,517	5.1%
	7,683	12.7%	96.8%	96.8%	0.0%	1,369	1,305	5.0%

Southwest Region
Dallas, TX	2,040	2.7%	96.7%	96.5%	0.2%	1,253	1,226	2.2%
Austin, TX	883	1.2%	97.5%	97.1%	0.4%	1,361	1,363	-0.1%
	2,923	3.9%	96.9%	96.7%	0.2%	1,286	1,268	1.4%

Total/Weighted Avg.	37,673	100.0%	96.9%	96.7%	0.2%	$ 2,145	$ 2,077	3.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change

West Region
Orange County, CA	4,434	$ 117,852	$ 113,407	3.9%	$ 26,389	$ 27,041	-2.4%	$ 91,463	$ 86,366	5.9%
San Francisco, CA	2,751	113,630	110,188	3.1%	27,471	27,000	1.7%	86,159	83,188	3.6%
Seattle, WA	2,593	72,830	69,312	5.1%	20,948	19,762	6.0%	51,882	49,550	4.7%
Los Angeles, CA	1,225	39,765	38,115	4.3%	10,303	9,514	8.3%	29,462	28,601	3.0%
Monterey Peninsula, CA	1,565	32,180	29,832	7.9%	7,321	7,389	-0.9%	24,859	22,443	10.8%
Other Southern CA	654	14,359	13,595	5.6%	3,612	3,506	3.0%	10,747	10,089	6.5%
Portland, OR	476	8,698	8,560	1.6%	2,172	2,135	1.7%	6,526	6,425	1.6%
	13,698	399,314	383,009	4.3%	98,216	96,347	1.9%	301,098	286,662	5.0%

Mid-Atlantic Region
Metropolitan DC	7,798	185,115	179,524	3.1%	57,121	54,865	4.1%	127,994	124,659	2.7%
Richmond, VA	1,358	21,295	20,520	3.8%	5,256	4,997	5.2%	16,039	15,523	3.3%
Baltimore, MD	720	14,040	14,113	-0.5%	4,403	4,169	5.6%	9,637	9,944	-3.1%
	9,876	220,450	214,157	2.9%	66,780	64,031	4.3%	153,670	150,126	2.4%

Northeast Region
New York, NY	1,945	99,048	98,815	0.2%	34,250	31,573	8.5%	64,798	67,242	-3.6%
Boston, MA	1,548	54,971	52,921	3.9%	13,771	13,690	0.6%	41,200	39,231	5.0%
	3,493	154,019	151,736	1.5%	48,021	45,263	6.1%	105,998	106,473	-0.4%

Southeast Region
Orlando, FL	2,500	39,024	36,640	6.5%	11,334	10,818	4.8%	27,690	25,822	7.2%
Tampa, FL	2,287	37,403	35,769	4.6%	12,216	11,853	3.1%	25,187	23,916	5.3%
Nashville, TN	2,260	34,057	32,907	3.5%	9,474	9,167	3.3%	24,583	23,740	3.6%
Other Florida	636	11,750	11,151	5.4%	3,990	3,903	2.3%	7,760	7,248	7.0%
	7,683	122,234	116,467	5.0%	37,014	35,741	3.6%	85,220	80,726	5.6%

Southwest Region
Dallas, TX	2,040	29,651	28,965	2.4%	11,407	10,589	7.7%	18,244	18,376	-0.7%
Austin, TX	883	14,058	14,027	0.2%	5,894	5,948	-0.9%	8,164	8,079	1.1%
	2,923	43,709	42,992	1.7%	17,301	16,537	4.6%	26,408	26,455	-0.2%

Total	37,673	$ 939,726	$ 908,361	3.5%	$ 267,332	$ 257,919	3.6%	$ 672,394	$ 650,442	3.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

December 31, 2018

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover (2)(3)
	4Q 2018	4Q 2018	4Q 2018	4Q 2018	4Q 2017	YTD 2018	YTD 2017

West Region
Orange County, CA	1.8%	0.0%	4.0%	45.9%	48.6%	56.2%	58.3%
San Francisco, CA	4.3%	2.9%	5.8%	51.8%	50.0%	54.5%	56.0%
Seattle, WA	2.5%	-0.4%	5.3%	43.4%	42.0%	52.0%	53.3%
Los Angeles, CA	3.3%	2.4%	4.4%	41.5%	39.8%	51.3%	48.3%
Monterey Peninsula, CA	4.9%	1.3%	8.3%	48.4%	52.0%	44.5%	51.2%
Other Southern CA	3.2%	1.8%	4.9%	41.3%	56.4%	55.0%	57.5%
Portland, OR	1.0%	-0.6%	2.9%	41.7%	33.3%	52.3%	47.1%
	3.1%	1.2%	5.2%	46.3%	47.5%	53.3%	54.9%

Mid-Atlantic Region
Metropolitan DC	2.5%	0.2%	4.5%	31.5%	33.1%	43.2%	44.4%
Richmond, VA	1.9%	-1.6%	5.6%	43.8%	40.0%	47.3%	48.2%
Baltimore, MD	0.5%	-4.1%	5.1%	31.4%	44.1%	53.3%	57.8%
	2.3%	-0.3%	4.7%	33.7%	35.2%	44.7%	46.2%

Northeast Region
New York, NY	2.6%	1.5%	3.1%	18.8%	22.8%	40.1%	38.2%
Boston, MA	6.3%	6.8%	5.9%	37.2%	37.7%	50.6%	48.4%
	4.2%	4.4%	4.1%	30.0%	31.3%	45.4%	43.3%

Southeast Region
Orlando, FL	4.8%	2.9%	6.7%	44.8%	45.9%	50.5%	51.6%
Tampa, FL	3.1%	0.3%	6.2%	42.5%	42.7%	51.9%	52.5%
Nashville, TN	1.4%	-2.1%	4.9%	38.6%	47.6%	47.0%	53.3%
Other Florida	4.2%	2.4%	5.9%	49.3%	39.3%	47.3%	39.6%
	3.3%	0.7%	6.0%	42.9%	45.0%	49.7%	51.6%

Southwest Region
Dallas, TX	1.2%	-2.8%	5.3%	47.1%	46.7%	54.7%	55.2%
Austin, TX	4.5%	2.9%	5.8%	45.2%	39.3%	45.3%	43.9%
	2.5%	-0.6%	5.5%	46.4%	44.1%	51.5%	51.4%

Total/Weighted Avg.	3.0%	1.0%	5.0%	40.3%	41.6%	49.3%	50.4%

4Q 2017 Weighted Avg. Lease Rate Growth (3)	1.9%	-0.5%	4.7%

4Q 2018 Percentage of Total Repriced Homes		49.5%	50.5%

(1)	See Attachment 16 for definitions and other terms.
(2)	4Q18 same-store home count: 38,307. YTD 2018 same-store home count: 37,673.
(3)	4Q17 same-store home count: 36,322. YTD 2017 same-store home count: 35,471.

Attachment 9

UDR, Inc.

Development Summary

December 31, 2018

(Dollars in Thousands)

(Unaudited) (1) (2)

Wholly-Owned
										Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
N/A	N/A	-	-	$-	$-	$-		$-	N/A	N/A	N/A	-	-
Total Under Construction		-	-	$-	$-	$-		$-

Completed Projects, Non-Stabilized
The Residences at Pacific City	Huntington Beach, CA	516	516	$352,087	$353,000	$684		$-	2Q15	2Q17	2Q18	87.8%	86.2%
345 Harrison Street	Boston, MA	585	585	353,864	362,500	620	(3)	-	1Q16	2Q18	4Q18	80.5%	80.0%
Total Completed, Non-Stablilized		1,101	1,101	$705,951	$715,500	$650		$-

Total - Wholly Owned		1,101	1,101	$705,951	$715,500	$650		$-

NOI From Wholly-Owned Projects								UDR's Capitalized Interest
		4Q 18							4Q 18

Projects Under Construction		$-							$107
Completed, Non-Stabilized		6,846
Total		$6,846

Unconsolidated Joint Ventures (4)
										Schedule		Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (5)	Cost		Debt (6)	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
N/A	N/A	-	-	-	$-	$-		$-	N/A	N/A	N/A	-	-
Total Under Construction			-	-	$-	$-		$-

Completed Projects, Non-Stabilized
Vision on Wilshire	Los Angeles, CA	50%	150	150	$123,969	$127,000	(7)	$70,833	2Q16	2Q18	2Q18	96.7%	96.0%
Total Completed, Non-Stabilized			150	150	$123,969	$127,000		$70,833

Total - Unconsolidated Joint Ventures			150	150	$123,969	$127,000		$70,833

UDR's Share of NOI From Unconsolidated Joint Venture Projects								UDR's Capitalized Interest

		4Q 18							4Q 18
Projects Under Construction		$-							$-
Completed, Non-Stabilized		434
Total		$434

Projected Stabilized Yield on Development Projects Over Respective Market Cap Rates:									150-200 bps

(1)	See Attachment 16 for definitions and other terms.
(2)	The development summary above includes communities under development that UDR wholly owns or owns an interest in through an unconsolidated joint venture.
(3)	Includes 35,200 square feet of retail space.
(4)	Unconsolidated developments are presented at 100%.
(5)	Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(6)	Debt balances are presented net of deferred financing costs.
(7)	Includes 6,000 square feet of retail space.

Attachment 10

UDR, Inc.

Redevelopment Summary

December 31, 2018

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule				Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost				Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Store (3)	Leased	Occupied

Projects in Redevelopment

N/A	N/A	-	-	-	$-	$-	$-	N/A	N/A	N/A	N/A	-	-
Total		-	-	-	$-	$-	$-

UDR's Capitalized Interest
4Q 18
$-

Projected Weighted Average Return on
Incremental Capital Invested:	N/A

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.

Attachment 11

UDR, Inc.

Land Summary

December 31, 2018

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$ 7,351	$ 7,351	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,647	13,647	Complete		In Process
Dublin Land	Dublin, CA	100%	16,143	16,143	In Process	In Process
Total			$ 37,141	$ 37,141

			Real Estate	UDR's Share
Unconsolidated Joint Ventures			Cost Basis	Cost Basis

UDR/MetLife Land - 5 parcels	Addison, TX	50%	$ 51,781	$ 25,891	Complete	In Process	In Process
Total			$ 51,781	$ 25,891

Total			$ 88,922	$ 63,032

UDR's Capitalized Interest

4Q 18
$ 627

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development:  During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development:  Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR's Garrison Square community.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

December 31, 2018

(Dollars in Thousands)

(Unaudited) (1)

			# of		Physical	Total Rev. per	Net Operating Income
	Property	Own.	Comm. /	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Type	Interest	Parcels	Homes (2)	4Q 18	4Q 18	4Q 18	YTD 18	YTD 18 (3)
UDR / MetLife
Operating communities	Various	50%	23	5,900	95.9%	$ 3,127	$ 18,568	$ 72,655	$ 144,815
Non-Mature	Various	50%	4	1,109	95.3%	2,678	2,848	10,158	20,288
Development communities	High-rise	50%	1	150	80.8%	5,394	434	252	504
Land parcels		50%	5	-	-	-	(25)	(61)	(122)
UDR / KFH
Operating communities	High-rise	30%	3	660	97.8%	2,690	1,116	4,362	14,539
UDR / West Coast Development JV
Non-Mature	Mid-rise	47%	1	293	92.8%	2,559	579	2,275	4,828
Total			37	8,112	95.6%	$ 3,058	$ 23,520	$ 89,641	$ 184,852

	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (4)	Debt (4)	Investment		Interest Rate	Maturities

UDR / MetLife
Operating communities	$ 2,615,136	$ 1,474,951	$ 364,043		4.26%	2019-2027
Non-Mature	397,790	231,058	78,193		4.29%	2028
Development communities	127,503	70,833	30,839		4.45%	2028
Land parcels	51,781	-	41,969		N/A	N/A
UDR / KFH
Operating communities	288,857	165,699	5,508		4.38%	2025-2026
UDR / West Coast Development JV
Non-Mature	129,360	55,934	36,142		4.48%	2019
Total	$ 3,610,427	$ 1,998,475	$ 556,694		4.28%

	Joint Venture
	Same-Store	4Q 18 vs. 4Q 17 Growth				4Q 18 vs. 3Q 18 Growth
Joint Venture Same-Store Growth	Communities (5)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	23	1.8%	-4.0%	4.7%		-0.1%	-5.9%	2.9%
UDR / KFH	3	2.5%	-5.0%	5.8%		-0.3%	-6.3%	2.4%
Total	26	1.8%	-4.0%	4.8%		-0.1%	-5.9%	2.8%

	Joint Venture
	Same-Store	YTD 18 vs. YTD 17 Growth
Joint Venture Same-Store Growth	Communities (5)	Revenue	Expense	NOI

UDR / MetLife	22	0.6%	4.0%	-1.0%
UDR / KFH	3	1.9%	2.6%	1.5%
Total	25	0.7%	3.8%	-0.7%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes homes completed for the period ended December 31, 2018.
(3)	Represents NOI at 100% for the period ended December 31, 2018.
(4)

Joint ventures and partnerships represented at 100%.  Debt balances are presented net of deferred financing costs. The gross book value of real estate assets for UDR / West Coast Development JV represents the going-in valuation.

(5)	Joint Venture Same-Store growth is presented at UDR’s ownership interest.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

December 31, 2018

(Dollars in Thousands)

(Unaudited) (1)

West Coast Development JV (3)
					UDR Initial	UDR
		Own.	# of	Going-in	Investment	Share of		Schedule		Percentage
Community	Location	Interest	Homes	Valuation	Cost	Debt (4)	Start	Compl.	Stabilization	Leased	Occupied

Completed Projects, Non-Stabilized
The Arbory	Hillsboro, OR	49%	276	$ 68,400	$16,121	$ 16,417	4Q16	4Q18	2Q19	74.6%	72.5%
Total			276	$ 68,400	$16,121	$ 16,417

Completed Projects, Stabilized
Parallel (5)	Anaheim, CA	49%	386	$ 114,660	$26,529	$ 29,231	4Q14	2Q18	4Q18	91.7%	90.9%
CityLine II (5)	Seattle, WA	49%	155	58,250	15,484	12,650	3Q16	2Q18	4Q18	91.6%	90.3%
Total			541	$ 172,910	$42,013	$ 41,881

Total - West Coast Development JV			817	$ 241,310	$58,134	$ 58,298

Economics For Completed Projects, Non-Stabilized

				4Q 2018 at UDR's Share
										Income from
		UDR's Equity	Preferred	Preferred						Preferred Equity
		Investment (6)	Return	Return	Net Operating Income		Interest and Other Expense			Investment (7)

West Coast Development JV		$ 17,299	6.5%	$ 358	$-			$(37)		$ 321

Economics For Completed Projects, Stabilized

				4Q 2018 at UDR's Share (3)
			Total Rev. per							Income from
		UDR's Equity	Occ. Home	Preferred						Preferred Equity
		Investment (6)	4Q 2018 (1)	Return	Net Operating Income		Interest and Other Expense			Investment (7)

West Coast Development JV		$ 48,118	$ 1,998	$ 593	$782			$(421)		$ 954

Total - West Coast Development JV		$ 65,417		$ 951	$782			$(458)		$ 1,275

Developer Capital Program - Other

							Income from
		# of	UDR Investment		Return	Years to	Investment		Upside	Investment
Community	Location	Homes	Commitment (8)	Balance (8)	Rate	Maturity	4Q 2018		Participation	Type
The Portals	Washington, DC	373	$ 38,559	$ 43,167	11.0%	2.4	$ 1,169		-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	24,986	11.0%	3.5	736		-	Preferred Equity
1200 Broadway	Nashville, TN	313	55,558	58,982	8.0%	3.8	1,100		Variable	Preferred Equity
Alameda Point Block 11 (9)	Alameda, CA	220	20,000	22,034	12.0%	0.2	662		-	Secured Loan
Junction	Santa Monica, CA	66	8,800	9,211	12.0%	3.6	265		-	Preferred Equity
1300 Fairmount	Philadelphia, PA	471	51,393	8,318	Variable (10)	4.6	132		Variable	Preferred Equity
Essex	Orlando, FL	330	12,886	9,940	12.5%	4.7	212		-	Preferred Equity
Total - Developer Capital Program - Other		1,909	$ 211,841	$ 176,638	10.0%	3.4	$ 4,276

Total Developer Capital Program - UDR Initial Investment Cost/Investment Balance, Including Accrued Return as of quarter-end									$ 248,449

(1)	See Attachment 16 for definitions and other terms.
(2)

UDR's investments noted above are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

(3)

On the West Coast Development JV communities, UDR receives a 6.5% preferred return on our equity investment cost until stabilization.  Our partner assumes all economics until stabilization.  Upon stabilization, economics will be shared between UDR and our partner.  A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.  UDR has the option to purchase each community at a fixed price one year after completion.

(4)	Debt balances are presented net of deferred financing costs.
(5)	In January 2019, these communities were acquired 100% by UDR.
(6)	UDR's equity investment of $65.4 million is inclusive of outside basis, depreciation expense and our accrued preferred return, which differs from our investment cost of $58.1 million.
(7)	Excludes depreciation expense.
(8)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(9)

In March 2018, UDR made a $20.0 million secured loan to a third-party developer to acquire a parcel of land upon which the developer will construct a 220 apartment home community.  The loan is secured by the land parcel and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

(10)	As of quarter-end, the return rate on our investment in 1300 Fairmount was 9.0%.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

December 31, 2018

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership	UDR Investment	Return	# of
Date of Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes

Developer Capital Program - Other

Mar-18	Alameda Point Block 11	Alameda, CA	N/A	N/A	$ 20,000	12.0%	220
Aug-18	Junction	Santa Monica, CA	N/A	N/A	8,800	12.0%	66
Aug-18	1300 Fairmount	Philadelphia, PA	N/A	N/A	51,393	9.0%	471
Sep-18	Essex	Orlando, FL	N/A	N/A	12,886	12.5%	330
					$ 93,079	10.4%	1,087

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Feb-18	Pacific Shores (3)	Huntington Beach, CA	100%	0%	$ 90,500	$-	264	$343
Dec-18	Circle Towers (4)	Fairfax, VA	100%	0%	160,000	-	604	265
					$ 250,500	$-	868	$289

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)	UDR recorded a gain on sale of approximately $70.3 million during the twelve months ended December 31, 2018, which is included in gain/(loss) on sale of real estate owned.
(4)	UDR recorded a gain on sale of approximately $65.9 million during the three months ended December 31, 2018, which is included in gain/(loss) on sale of real estate owned.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

December 31, 2018

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Twelve Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	December 31, 2018	per Home	of NOI	December 31, 2018	per Home	of NOI

Average number of homes (3)		39,233			39,406

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$4,778	$122		$ 18,235	$463
Building exteriors	5 - 20	3,941	100		13,404	340
Landscaping and grounds	10	1,128	29		4,267	108
Total asset preservation		9,847	251		35,906	911
Turnover related	5	2,669	68		11,009	279
Total Recurring Cap Ex		12,516	319	7%	46,915	1,191	7%
Revenue Enhancing Cap Ex (4)
Kitchen & Bath		2,295	58		10,192	259
Revenue Enhancing		13,465	343		32,713	830
Total Revenue Enhancing Cap Ex	5 - 20	15,760	402		42,905	1,089

Total Recurring and Revenue Enhancing Cap Ex		$28,276	$721		$ 89,820	$2,279

One-Time Infrastructure Cap Ex	5 - 35	$-	$-		$ 937	$-

		Three Months			Twelve Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		December 31, 2018	per Home		December 31, 2018	per Home

Average number of homes (3)		39,233			39,406

Contract services		$4,964	$127		$ 19,658	$499

Turnover related expenses		1,412	36		5,061	128

Other Repair and Maintenance
Building interiors		2,089	53		7,807	198
Building exteriors		448	11		1,818	46
Landscaping and grounds		244	6		929	24
Total Repair and Maintenance		$9,157	$233		$ 35,273	$895

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(4)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2019 Guidance

December 31, 2018

(Unaudited) (1)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	1Q 2019	Full-Year 2019

Income/(loss) per weighted average common share, diluted	$0.09 to $0.11	$0.38 to $0.42
FFO per common share and unit, diluted	$0.50 to $0.52	$2.05 to $2.09
FFO as Adjusted per common share and unit, diluted	$0.48 to $0.50	$2.03 to $2.07
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.46 to $0.48	$1.87 to $1.91
Annualized dividend per share and unit		$1.37

Same-Store Guidance		Full-Year 2019

Revenue growth		3.00% - 4.00%
Expense growth		2.75% - 3.75%
NOI growth		3.25% - 4.25%
Physical occupancy		96.8% - 97.0%

Same-Store homes		37,959

Sources of Funds ($ in millions)		Full-Year 2019

AFFO in Excess of Dividends		$158 to $170
Debt, LOC Draw / Paydown and Sales Proceeds		$100 to $350
Cash and cash equivalents		$185

Uses of Funds ($ in millions)		Full-Year 2019

Debt maturities inclusive of principal amortization (2)		$73
Development spending and land acquisitions		$100 to $150
Redevelopment and other non-recurring		$25 to $35
Operations Platform		$25 to $35
Developer Capital Program		$20 to $30
Acquisitions		$135 to $350
Revenue enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $45

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2019

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($138) to ($146)
Capitalized interest (3)		$3 to $7
General and administrative		($48) to ($52)
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$75 to $80
Average stabilized homes		39,350
Recurring capital expenditures per home		$1,210

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.
(3)

Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

December 31, 2018

(Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted.  AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO.  Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs.  AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items:  The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):  The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of NAREIT in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective New Lease Rate Growth:  The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

December 31, 2018

 (Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders:  The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted.  However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs.  FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity.  A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders:  The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures.  This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002.  In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.  A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities:   The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	4Q 2018	YTD 2018
Income/(loss) from unconsolidated entities	$36	$(5,055)
Management fee	1,235	4,891
Interest expense	10,686	40,503
Depreciation	16,040	61,871
General and administrative	130	536
West Coast Development JV Preferred Return - Attachment 12(B)	(951)	(4,078)
Developer Capital Program - Other (excludes Alameda Point Block 11)	(3,614)	(9,713)
Other (income)/expense	740	1,468
Total Joint Venture NOI at UDR's Ownership Interest	$24,302	$90,423

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt.  Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations.  A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Net income/(loss) attributable to UDR, Inc.	$ 82,139	$ 18,610	$20,601	$81,756	$ 69,280
Property management	7,280	7,240	7,057	6,888	6,878
Other operating expenses	3,952	3,314	2,825	2,009	3,050
Real estate depreciation and amortization	106,469	107,881	106,520	108,136	109,401
Interest expense	38,226	34,401	31,598	29,943	34,211
Casualty-related charges/(recoveries), net	(243)	678	746	940	586
General and administrative	10,955	11,896	12,373	11,759	11,590
Tax provision/(benefit), net	70	158	233	227	(1,065)
(Income)/loss from unconsolidated entities	(36)	1,382	2,032	1,677	(19,666)
Interest income and other (income)/expense, net	(1,660)	(1,188)	(1,128)	(2,759)	(548)
Joint venture management and other fees	(2,935)	(2,888)	(3,109)	(2,822)	(2,764)
Other depreciation and amortization	1,616	1,682	1,684	1,691	1,648
(Gain)/loss on sale of real estate owned, net of tax	(65,897)	-	-	(70,300)	(41,272)
Net income/(loss) attributable to noncontrolling interests	7,476	1,648	1,843	7,469	6,347
Total consolidated NOI	$ 187,412	$ 184,814	$183,275	$176,614	$ 177,676

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

December 31, 2018

 (Unaudited)

Non-Mature Communities:  The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy:  The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities:  The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters.  These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Revenue Enhancing Capital Expenditures ("Cap Ex"):  The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities:  The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:   The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments.  TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store Communities:  The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years.  These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

December 31, 2018

 (Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team.  The following reconciles from GAAP Net income/(loss) per share for full year 2019 and first quarter of 2019 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2019
	Low	High

Forecasted net income per diluted share	$ 0.38	$ 0.42
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	1.65	1.65
Noncontrolling interests	0.03	0.03
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$ 2.05	$ 2.09
Legal and other costs	-	-
Cost associated with debt extinguishment	-	-
Casualty-related charges/(recoveries)	-	-
Promoted interest on settlement of note receivable, net of tax	(0.02)	(0.02)
Forecasted FFO as Adjusted per diluted share and unit	$ 2.03	$ 2.07
Recurring capital expenditures	(0.16)	(0.16)
Forecasted AFFO per diluted share and unit	$ 1.87	$ 1.91

	1Q 2019
	Low	High

Forecasted net income per diluted share	$ 0.09	$ 0.11
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.41	0.41
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$ 0.50	$ 0.52
Legal and other costs	-	-
Cost associated with debt extinguishment	-	-
Casualty-related charges/(recoveries)	-	-
Promoted interest on settlement of note receivable, net of tax	(0.02)	(0.02)
Forecasted FFO as Adjusted per diluted share and unit	$ 0.48	$ 0.50
Recurring capital expenditures	(0.02)	(0.02)
Forecasted AFFO per diluted share and unit	$ 0.46	$ 0.48